UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 4, 2008

COMMERCE PLANET, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

UTAH	333-34308	87-052057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South La Patera Lane, Suite 8
Goleta, California 93117
(Address of Principal Executive Offices)

(805) 964-9126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported by Commerce Planet, Inc. (the “Registrant”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2008, on February 28, 2008, after consultation with its current independent registered public accounting firm, the board of directors of the Registrant determined that a restatement of its annual financial statements contained in its annual report for the fiscal year ended December 31, 2006 filed on Form 10-KSB on March 1, 2007, and amended on August 24, 2007 (the “2006 Annual Report”), is necessary to correct an error as it relates to the Registrant’s accounting for share-based payments, in such financial statements as addressed in Accounting Principles Board Opinion No. 20.  On February 28, 2008, the board of directors of the Registrant also determined that each of the periods in all of the quarterly reports on Form 10-QSB in its fiscal year ended December 31, 2006 and 2007 needed to be restated as well (together with the Annual Report, the “2006 Annual Report and 2006 and 2007 Quarterly Reports”). Based on discussions held with its current independent registered public accounting firm on February 27 and February 28, 2008, the board of directors of the Registrant concluded that the accounting errors in the 2006 Annual Report and 2006 and 2007 Quarterly Reports were material enough to require restatement of each of the annual 2006 and quarterly 2006 and 2007 financial statements and determined that it should take this action to prevent future reliance on previously issued financial statements set forth in the 2006 Annual Report and 2006 and 2007 Quarterly Reports. As a result, such financial statements included within the 2006 Annual Report and 2006 and 2007 Quarterly Reports should no longer be relied upon.

On or about March 4, 2008, the Registrant’s independent registered public accounting firm advised the board of directors that the Registrant’s prior independent registered public accounting firm was unable to provide their work papers for review that adequately documented its audit of the 2006 audited financial statements; as a result of which the current independent registered public accounting firm is unable to satisfy itself as to the opening balances for the Registrant’s annual financial statements for the fiscal year ended December 31, 2007. As a result of the foregoing, after consultation with its current independent registered public accounting firm, the board of directors of the Registrant authorized its current independent registered public accounting firm to re-audit the financial statements set forth in the 2006 Annual Report. The Registrant will then file an amendment to the 2006 Annual Report, as well as restate the financial statements set forth in the 2006 and 2007 Quarterly Reports and file amendments to the 2006 and 2007 Quarterly Reports.

In addition, as a result of the requirement that the Registrant’s 2006 financial statements be re-audited, on April 4, 2007 the Registrant, upon consultation with its current independent registered public accounting firm, determined that it will not be able to complete by April 14, 2008, the audits of both the 2006 and 2007 annual financial statements and will not be able to file its Form 10-KSB Annual Report for fiscal year ended December 31, 2007 (the “2007 Annual Report”) by April 14, 2008.  The Registrant, upon consultation with its current independent registered public accounting firm, advised its board of directors that the audited financial statements to be contained in the 2007 Annual Report and the restatement of the 2006 audited financial statements, as well as the restated financial statements in the 2006 and 2007 Quarterly Reports, is tentatively anticipated to be completed on or about May 31, 2008.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2008	COMMERCE PLANET, INC. By: /s/ Tony Roth
Name: Tony Roth
Title: Chief Executive Officer